COLLEGE RETIREMENT EQUITIES FUND (“CREF”)

SUPPLEMENT NO. 2

dated January 2, 2024

to the Statement of Additional Information (“SAI”)

dated May 1, 2023, as supplemented through October 13, 2023

As previously disclosed, four of CREF’s Trustees (Joseph A. Boateng, Michael A. Forrester, Thomas J. Kenny and Loren M. Starr) were nominated to serve as board members on a newly-aligned and consolidated board of the TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and a group of funds advised by Nuveen Fund Advisors, LLC (the “Nuveen Funds”) (collectively, with TCF and TCLF, the “Nuveen Fund Complex”). These four nominees were each subsequently elected by the respective shareholders of TCF, TCLF and the Nuveen Funds to the joint Nuveen Fund Complex Board on November 20, 2023, effective as of January 1, 2024. Consequently, Messrs. Boateng, Forrester, Kenny and Starr each resigned from the CREF Board effective as of the close of business on December 31, 2023, and all information regarding them is hereby deleted from the SAI, except for disclosure regarding their historical compensation.

The seven remaining CREF Trustees (Forrest Berkley, Joseph A. Carrier, Janice C. Eberly, Nancy A. Eckl, Howell E. Jackson, Nicole Thorne Jenkins and James M. Poterba) will continue to serve as members of the CREF Board, as well as of the Management Committee of the TIAA Separate Account VA-1 (“VA-1”).

Additionally, the CREF Board approved the following actions effective January 1, 2024:

1.	Chairman of the Board: James M. Poterba was elected as Chair of the CREF Board for a four-year term.

2.	Trustee Compensation: Compensation is paid to the Trustees based on each Trustee’s service as a member of the Board of Trustees of CREF and as a member of the Management Committee of VA-1, and Trustee compensation expenses are allocated among each of the Accounts of CREF and the single portfolio of VA-1, as applicable. Effective January 1, 2024, Trustee compensation is based on the following rates: an annual retainer of $250,000; an annual committee chair fee of $30,000 each for the Audit and Compliance Committee, Finance Committee, Investment Committee, Nominating and Governance Committee, and Products Committee; an annual Board chair fee of $90,000; and an annual committee retainer of $30,000 each for the Audit and Compliance Committee, Finance Committee, Investment Committee, Nominating and Governance Committee, and Products Committee. When committees are formed to address special topics, committee members are compensated a flat rate per quarter for any quarter in which such committee meets one or more times. The Chair of such committee is also compensated an additional flat rate per quarter for any quarter in which such committee meets one or more times.

The Board strongly encourages Trustees to invest in the accounts they oversee. The goal is for each Trustee to invest an amount equal in value to at least two- and one-half years’ compensation as a Trustee (approximately $1 million dollars). New Trustees have a period of three years in which to reach this level. This investment goal is very strongly recommended, but not mandatory. Deferral of Trustee compensation is one mechanism for investing in the accounts. CREF has a deferred compensation plan for Trustees. Under this unfunded deferred compensation plan, Trustees may elect to contribute any portion of their annual compensation to the plan, which is allocated to notional investments in certain CREF annuities or other proprietary investments selected by each

Trustee. As currently structured, after the Trustee leaves this Board, benefits related to service on this Board will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. CREF no longer has a long-term compensation plan for Trustees.

3.	Board Committees: The Board established the following standing committees, each with specific responsibilities for aspects of CREF’s operations and whose charters are available upon request. Such committees supersede all previous standing committees of the CREF Board.

(1) An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to accounting and financial reporting processes, valuation issues, and certain compliance matters. The Audit and Compliance Committee is also charged with, among other matters, approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Accounts’ independent registered public accounting firm. All members of the Board are members of the Audit and Compliance Committee, with Mr. Carrier serving as chair. Mr. Carrier has been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. During the fiscal year ended December 31, 2022, the Audit and Compliance Committee held four meetings.

(2) An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the investment management process, strategies and policies for CREF. This includes review of investment performance and risk metrics, the process utilized for environmental, social and governance (ESG)-focused funds, and the Accounts’ and their Adviser’s trading practices. All members of the Board are members of the Investment Committee, with Mr. Berkley serving as chair. During the fiscal year ended December 31, 2022, the Investment Committee held six meetings.

(3) A Finance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for certain financial matters, including reviewing the processes and methodologies used to determine expense allocations charged to CREF and its Accounts, expense adjustments and 12b-1 plan expenditures for CREF, and certain arrangements with Teachers Insurance and Annuity Association of America (“TIAA”) and other key vendors. All members of the Board are members of the Finance Committee, with Ms. Eckl serving as chair. As this is a new Committee, it has not yet held any meetings as of January 1, 2024.

(4) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full Board powers for emergent matters that arise between regularly scheduled Board meetings. The Board Chair, Chair of the Nominating and Governance Committee, and the Chair of the Audit and Compliance Committee are members of the Executive Committee, with Mr. Poterba serving as chair. During the fiscal year ended December 31, 2022, the Executive Committee held no meetings.

(5) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters for CREF, including determining the criteria, policies and process for consideration and selection of Trustee candidates and recommending persons to be nominated or re-nominated as Trustees, reviewing Trustee and Chief Compliance Officer compensation matters, periodically reviewing the size, composition, independence, and functioning of the Board and its Committees, recommending the appointment of officers and signatories for CREF, and overseeing certain ESG and responsible investing matters.

All members of the Board are members of the Nominating and Governance Committee, with Prof. Eberly serving as chair. During the fiscal year ended December 31, 2022, the Nominating and Governance Committee held seven meetings.

(6) A Products Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for CREF and/or its Accounts, including monitoring certain annuity features, reviewing management proposals to modernize the structure, operations and marketing strategy, monitoring certain financial and operational metrics, and reviewing certain matters related to distribution. All members of the Board are members of the Products Committee, with Prof. Jackson serving as chair. As this is a new Committee, it has not yet held any meetings as of January 1, 2024.

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